CERTIFICATION FILED AS EXHIBIT 13(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS IV: AMG BEUTEL GOODMAN CORE PLUS BOND FUND, AMG BEUTEL GOODMAN INTERNATIONAL EQUITY FUND, AMG GW&K SMALL/MID CAP GROWTH FUND, AMG MONTRUSCO BOLTON LARGE CAP GROWTH FUND, AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND, AMG RIVER ROAD FOCUSED ABSOLUTE VALUE FUND, AMG RIVER ROAD INTERNATIONAL VALUE EQUITY FUND, AMG RIVER ROAD MID CAP VALUE FUND, AMG RIVER ROAD SMALL-MID CAP VALUE FUND, AND AMG RIVER ROAD SMALL CAP VALUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to her knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: July 6, 2023	/s/ Keitha L. Kinne
Keitha L. Kinne
Principal Executive Officer

CERTIFICATION FILED AS EXHIBIT 13(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS IV: AMG BEUTEL GOODMAN CORE PLUS BOND FUND, AMG BEUTEL GOODMAN INTERNATIONAL EQUITY FUND, AMG GW&K SMALL/MID CAP GROWTH FUND, AMG MONTRUSCO BOLTON LARGE CAP GROWTH FUND, AMG RIVER ROAD DIVIDEND ALL CAP VALUE FUND, AMG RIVER ROAD FOCUSED ABSOLUTE VALUE FUND, AMG RIVER ROAD INTERNATIONAL VALUE EQUITY FUND, AMG RIVER ROAD MID CAP VALUE FUND, AMG RIVER ROAD SMALL-MID CAP VALUE FUND, AND AMG RIVER ROAD SMALL CAP VALUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: July 6, 2023	/s/ Thomas Disbrow
Thomas Disbrow
Principal Financial Officer